Exhibit 99.1

PRESS RELEASE

CONTACT:

Marilynn Meek

Financial Relations Board

212-827-3773

ZAIS FINANCIAL CORP. ANNOUNCES UPDATES RELATED TO THE IMPACT OF
THE LOUISIANA FLOODING ON ITS MORTGAGE BANKING OPERATIONS

Red Bank, NJ – September 1, 2016 – ZAIS Financial Corp. (NYSE: ZFC) (“ZAIS Financial” or the “Company”) announced today that its mortgage banking subsidiary, GMFS, headquartered in Baton Rouge, LA., continues to reach out to customers that may have been impacted by the severe flooding which occurred in southern Louisiana in mid-August 2016. While the situation continues to evolve, GMFS has begun to quantify the impact of the flooding on its current business and financial results. The Company does not expect the impact of the flood to have a material impact on its financial position this year. Below is a summary of the Company’s current assessment.

•	GMFS is operating at full capacity and loan locks have returned to pre-flood levels. On a quarter to date basis, through August 31, production was at $420 million, with August production running approximately 5% above July production.

•	Balance Sheet Exposure: GMFS currently has 15 loans with a total Unpaid Principal Balance (“UPB”) of approximately $3.0 million that are anticipated to have some level of flood damage. GMFS is in the process of assessing the level of damage for those impacted customers and is confirming whether or not those customers are covered by flood insurance. These loans represent approximately 5.4% of the $56 million in UPB of mortgage loans held for sale that were in the flood areas at the time of the storm.

•	Mortgage Servicing Rights (MSR) Exposure: Approximately 6.4% of customers whose loans are currently serviced by GMFS, have now accepted a 90-day forbearance period. During the 90 days, GMFS will advance taxes and insurance payments, as well as principal and interest, depending on the investor which now owns the mortgage. GMFS currently anticipates that these monthly servicing advances will total approximately $1.75 million per month, beginning in the fourth quarter of 2016. While customers continue to sign up for forbearance, the request rate has slowed, and the Company currently anticipates that it will have sufficient liquidity to cover these advances. GMFS will continue to retain MSRs on new production in the coming months but estimates that loan servicing fee income will be reduced during the forbearance period.

The Company continues to monitor the situation but, except as required by law, does not intend to provide any further updates or make any further comments.

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ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the Mergers, the Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that included a definitive joint proxy statement/prospectus, which has been mailed or otherwise disseminated to shareholders of the Company and Sutherland, and will file other relevant documents concerning the Mergers. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGERS OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SUTHERLAND AND THE MERGERS.

Investors and stockholders of the Company and Sutherland may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.zaisfinancial.com. The Company’s stockholders may also contact ZAIS Investor Services for additional information by calling 212-827-3773 or emailing mmeek@mww.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the "Securities Act").

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

The Company, Sutherland and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Sutherland’s stockholders in respect of the proposed Mergers. Information regarding the Company’s directors and executive officers can be found in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2016, as amended by its Form 10-K/A filed on April 29, 2016. Information regarding Sutherland’s directors and executive officers can be found in the Company’s registration statement on Form S-4 filed with the SEC. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC in connection with the Mergers if and when they become available. These documents are available free of charge on the SEC’s website and from the Company using the sources indicated above.

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ABOUT ZAIS FINANCIAL CORP.

ZAIS Financial Corp. is a REIT which invests in a diversified portfolio of residential mortgage assets, other real estate-related securities and financial assets. The Company is externally managed and advised by ZAIS REIT Management, LLC, a subsidiary of ZAIS Group, LLC. Additional information can be found on the Company's website at www.zaisfinancial.com.

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the risk that the Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Mergers or the failure to satisfy the other conditions to completion of the Mergers; fluctuations in the adjusted book value per share of the shares of both the Company and Sutherland; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; the effect of the announcement of the proposed Mergers on the Company’s operating results and businesses generally; the outcome of any legal proceedings relating to the Mergers; changes in future loan production; the Company's ability to retain key managers of GMFS; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; the impact of natural disasters; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC,  and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

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